Exhibit 99.906 CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the SEG Partners Long/Short Equity Fund, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the SEG Partners Long/Short Equity Fund for the period ended April 30, 2026 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the SEG Partners Long/Short Equity Fund for the stated period.

/s/ Matthew Stadtmauer	/s/ Troy Statczar
Matthew Stadtmauer	Troy Statczar
President and Principal Executive Officer, SEG Partners Long/Short Equity Fund	Principal Financial Officer, SEG Partners Long/Short Equity Fund

Dated: 7/07/2026	Dated: 7/07/2026

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by SEG Partner Long/Short Equity Fund for purposes of Section 18 of the Securities Exchange Act of 1934.